EXHIBIT 4.2

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Certificate No.   4     For         Shares Issued to ______________________________ Transferred from             /   /
               --------    --------                                                                ---------------------------------
                                                               No. Original Certificate No. Original Shares No. Of Shares Transfered
Dated                            ,        Receipt Acknowledged
===================================================================================================
|           NUMBER                                                               SHARES           |
|         ----------                                                           ------------       |
|         |   4    |                INCORPORATED UNDER THE LAWS OF             |          |       |
|         ----------               ---------------------------------           ------------       |
|     ------------------------------         THE STATE OF          ---------------------------    |
|     |                                       NEW JERSEY                                     |    |
|     |                                                                                      |    |
|     |                                                                                      |    |
|     |                                                                                      |    |
|     |                                                                                      |    |
|     |                             R-TEC TECHNOLOGIES, INC.                                 |    |
|     |                        25,000,000 SHARES COMMON STOCK, NO PAR VALUE                  |    |
|     |                                                                                      |    |
|     |                                                                                      |    |
|     |                                                                                      |    |
|     |                                                                                      |    |
|     |                                                                                      |    |
|     |                                                                                      |    |
|     |                                                                                      |    |
|     |                                                                                      |    |
|     |  THIS CERTIFIES THAT              VOID                   is the owner of fully paid  |    |
|     |                      ----------------------------------                              |    |
|     |  and non-assessable Shares of the Capital Stock of the above named Corporation       |    |
|     |  transferable only on the books of the Corporation by the holder hereof in person or |    |
|     |  by duly authorized Attorney upon surrender of this Certificate properly endorsed.   |    |
|     |                                                                                      |    |
|     |                                                                                      |    |
|     |  In Witness Whereof, the said Corporation has caused this Certificate to be          |    |
|     |  signed by its duly authorized officers and its Corporate Seal to be                 |    |
|     |  hereunto affixed this ___________ day of __________________  A.D. ____________      |    |
|     |                                                                                      |    |
|     |            VOID                    ___________________      _________________        |    |
|     |  ------------------------                                                            |    |
|     |       TREASURER/SECRETARY                                           PRESIDENT        |    |
|     |                                                                                      |    |
|     ----------------------------------------------------------------------------------------    |
|  VOID                                                                                           |
|                                                                                                 |
===================================================================================================

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